Exhibit (o)(2)

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Steven Brancato to act as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statements of ProFunds, Access One Trust and ProShares Trust and any pre- or post-effective amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

/s/ Russell S. Reynolds, III	April 7, 2006
Russell S. Reynolds, III

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Steven Brancato to act as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statements of ProFunds and Access One Trust and any pre- or post-effective amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

/s/ Troy A. Sheets	April 7, 2006
Troy A. Sheets

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Steven Brancato to act as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statements of ProFunds, Access One Trust and ProShares Trust and any pre- or post-effective amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

/s/ Michael C. Wachs	April 7, 2006
Michael C. Wachs